                                                                    EXHIBIT 99.1



                                ESCROW AGREEMENT

                                     AMONG

                       CYPRESS SEMICONDUCTOR CORPORATION,

                                 IC WORKS, INC.

                                      AND

                              U.S BANK TRUST, N.A.
                                AS ESCROW AGENT

                                     DATED

                             AS OF JANUARY 21, 1999
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                               TABLE OF CONTENTS

                                                                 PAGE
                                                                -------
 1.  Escrow Amount...............................................  1
 2.  Escrow Period...............................................  1
 3.  Protection of Escrow Account................................  2
 4.  Claims Upon Escrow Account..................................  2
 5.  Objections to Claims........................................  2
 6.  Resolution of Conflicts; Arbitration........................  2
 7.  Escrow Agent's Duties.......................................  3
 8.  Termination.................................................  5
 9.  Notices.....................................................  5
10.  Interpretation..............................................  6
11.  Counterparts................................................  6
12.  Entire Agreement; Assignment................................  6
13.  Severability................................................  6
14.  Governing Law...............................................  6
15.  Rules of Construction.......................................  6
16.  No Third Party Beneficiaries................................  7
17.  Amendment...................................................  7

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                                ESCROW AGREEMENT

This Escrow Agreement (the "Agreement") is made and entered into as of January 21, 1999 (the "Effective Time"), by and among Cypress Semiconductor Corporation, a Delaware corporation ("Parent"), IC WORKS, Inc., a California corporation (the "Company"), and U.S. Bank Trust, N.A. as escrow agent (the "Escrow Agent"). Terms not defined herein shall have the meanings ascribed to them in the Agreement and Plan of Reorganization between Parent, CY Acquisition Corporation, a California corporation and a wholly owned subsidiary of Parent ("Sub"), and the Company dated of even date herewith (the "Reorganization Agreement").

WHEREAS, the Company, Sub and Parent have entered into a Reorganization Agreement which contemplates that the Company and Sub will enter into an Agreement of Merger, which agreements provide for the merger (the "Merger") of Sub with and into the Company. Pursuant to the Merger, all outstanding capital stock of the Company will be converted into the right to receive Common Stock of Parent.

WHEREAS, Section 8.1 of the Reorganization Agreement provides for termination thereof by Parent, Sub or the Company under certain circumstances set forth therein.

WHEREAS, Section 8.3 of the Reorganization Agreement provides for a loan (the "Loan") by Parent to the Company of a principal amount of $10,000,000 (the "Loan Amount") in event of termination of the Reorganization Agreement under certain circumstances set forth therein.

WHEREAS, simultaneously with the execution of the Reorganization Agreement, the parties hereto shall execute and deliver this Agreement and Parent shall deposit cash in an amount equal to the Loan Amount and the Company shall deposit an executed promissory note in the principal amount of $10,000,000 in the form attached hereto as Exhibit A (the "Note") into a separate, specifically designated account to be held in escrow to secure the parties' obligations on the terms and conditions set forth herein and in the Reorganization Agreement.

NOW, THEREFORE, in consideration of the premises and the mutual promises contained in the Reorganization Agreement and herein made, the parties hereto agree as follows:

1. Escrow Amount.

(a) Simultaneously with the execution hereof, (i) Parent shall place $10,000,000 (the "Escrow Amount") into an interest-bearing account to be held in escrow in accordance with this Agreement (the "Escrow Account"), and (ii) the Company shall deliver to the Escrow Agent an originally executed Note in the form attached hereto as Exhibit A, to be held by the Escrow Agent until further disposition as provided in Section 4 of this Agreement.

(b) All interest (the "Accrued Interest") earned on the Escrow Amount shall be for the benefit of Parent.

2. Escrow Period. Subject to the following requirements, the Escrow Account shall be in existence immediately following the date hereof and shall terminate on the earlier of: (i) the consummation of the Merger, or (ii) at 11:59 p.m. (California time) on the third business day following the date of termination of the Reorganization Agreement pursuant to Section 8.1 thereof (the "Escrow Period"); provided that the Escrow Period shall not

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terminate in the event a Payment Certificate (as defined in Section 4 below) is delivered to the Escrow Agent before expiration of the Escrow Period, until the claim in the Payment Certificate has been resolved pursuant to the procedures set forth in this Agreement. In the event the Escrow Period elapses without delivery of a Payment Certificate in accordance with Section 4 below, the Escrow Agent shall return the Escrow Amount and all Accrued Interest to Parent and return the originally executed Note to the Company.

3. Protection of Escrow Account.

(a) The Escrow Agent shall hold and safeguard the Escrow Account during the Escrow Period, shall treat such fund as a trust fund in accordance with the terms of this Agreement and not as the property of Parent or the Company and shall hold and dispose of the Escrow Account only in accordance with the terms of this Agreement.

(b) The Escrow Amount shall be invested in U.S. Treasury Bills with maturities of not more than thirty (30) days (or in a U.S. Bank money market account for shorter periods of time) and any Accrued Interest shall be reserved for payment to Parent. Parent shall be liable for any Taxes with respect to Accrued Interest paid to Parent.

4. Claims Upon Escrow Account. At any time on or before the last day of the Escrow Period, if a Triggering Event (as defined in Section 8.3 of the Reorganization Agreement) has occurred, the Company shall deliver to the Escrow Agent a certificate signed by an officer of the Company (a "Payment Certificate") stating that a Triggering Event has occurred. Subject to the provisions of Section 5 hereof, the Escrow Agent shall (i) deliver the Loan Amount in cash to the Company and (ii) (A) date the Note as of the date of the Payment Certificate and (B) deliver the originally executed Note and Accrued Interest to Parent. In no event shall the Escrow Agent release the originally executed Note to Parent without releasing the Loan Amount in cash to the Company, or vice versa.

5. Objections to Claims. At the time of delivery of any Payment Certificate to the Escrow Agent, the Company shall deliver a duplicate copy of such certificate to Parent, and for a period of two (2) business days after the date of such delivery to Parent, the Escrow Agent shall make no delivery to the Company of any cash from the Escrow Account nor any delivery to Parent of the originally executed Note pursuant to Section 4, unless the Escrow Agent shall have received a written certification by an executive officer of Parent addressed to the Escrow Agent and the Chief Executive Officer of the Company certifying that the Reorganization Agreement remains in full force and effect and has not been terminated. After the expiration of such two (2) business day period, the Escrow Agent shall (i) deliver the Loan Amount in cash to the Company and (ii) (A) date the Note as of the date of the Payment Certificate and (B) deliver the originally executed Note and Accrued Interest to Parent; provided, however, that no such payment or delivery may be made if Parent shall object to such delivery in a written statement to the Escrow Agent (with a copy delivered to the Company), and such statement shall have been delivered to the Escrow Agent prior to the expiration of such two (2) business day period.

6. Resolution of Conflicts; Arbitration.

(a) In case Parent shall object in writing to the Payment Certificate in the manner set forth above within two (2) business days after the date of delivery of such Payment Certificate to the Escrow Agent and Parent, such dispute will be submitted to arbitration before a single arbitrator in accordance with the rules of the American Arbitration Association. The sole issue before such arbitrator will be whether, as of the date of the

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Payment Certificate, the Reorganization Agreement had terminated. The decision of the arbitrator as to the validity of the Payment Certificate shall be binding and conclusive upon the parties to this Agreement, and notwithstanding anything in Section 5 hereof, the Escrow Agent shall be entitled to act in accordance with such decision and make or withhold payments out of the Escrow Account in accordance therewith. Such decision shall be written and shall be supported by written findings of fact and conclusions which shall set forth the award, judgment, decree or order awarded by the arbitrator.

(b) Judgment upon any award rendered by the arbitrators may be entered in any court having jurisdiction. Any such arbitration shall be held in Santa Clara County, California under the Commercial Arbitration Rules then in effect of the American Arbitration Association. The arbitrators shall determine how all expenses relating to the arbitration shall be paid, including without limitation, the respective expenses (including legal fees) of each party, the fees of each arbitrator and the administrative fee of the American Arbitration Association; provided that Parent agrees to pay up to $250,000 of reasonable and documented legal fees of the Company related to the arbitration.

7. Escrow Agent's Duties.

(a) The Escrow Agent shall be obligated to perform only such duties as are specifically set forth herein, and as may be set forth in any additional written escrow instructions which the Escrow Agent may receive after the date of this Agreement which are signed by an officer of Parent and the Company, and may rely and shall be protected in relying or refraining from acting on any instrument reasonably believed to be genuine and to have been signed or presented by the proper party or parties. The Escrow Agent shall not be liable for any act done or omitted hereunder as Escrow Agent while acting in good faith and in the exercise of reasonable judgment, and any act done or omitted pursuant to the advice of counsel shall be conclusive evidence of such good faith.

(b) The Escrow Agent is hereby expressly authorized to disregard any and all warnings given by any of the parties hereto or by any other person, excepting only orders or process of courts of law, and is hereby expressly authorized to comply with and obey orders, judgments or decrees of any court. In case the Escrow Agent obeys or complies with any such order, judgment or decree of any court, the Escrow Agent shall not be liable to any of the parties hereto or to any other person by reason of such compliance, notwithstanding any such order, judgment or decree being subsequently reversed, modified, annulled, set aside, vacated or found to have been entered without jurisdiction.

(c) The Escrow Agent shall not be liable in any respect on account of the identity, authority or rights of the parties executing or delivering or purporting to execute or deliver this Agreement or any documents or papers deposited or called for hereunder.

(d) The Escrow Agent shall not be liable for the expiration of any rights under any statute of limitations with respect to this Agreement or any documents deposited with the Escrow Agent.

(e) In performing any duties under this Agreement, the Escrow Agent shall not be liable to any party for damages, losses, or expenses, except for negligence or willful misconduct on the part of the Escrow Agent. The Escrow Agent shall not incur any such liability for (i) any act or failure to act made or omitted in good faith, or (ii) any action taken or omitted in reliance upon any instrument, including any written statement of affidavit provided for in this Agreement that the Escrow Agent shall in good faith believe to be genuine, nor will the Escrow Agent be liable or responsible for forgeries, fraud,

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impersonations, or determining the scope of any representative authority. In addition, the Escrow Agent may consult with legal counsel in connection with performing the Escrow Agent's duties under this Agreement and shall be fully protected in any act taken, suffered, or permitted by him/her in good faith in accordance with the advice of counsel. The Escrow Agent is not responsible for determining and verifying the authority of any person acting or purporting to act on behalf of any party to this Agreement.

(f) If any controversy arises between the parties to this Agreement, or with any other party, concerning the subject matter of this Agreement, its terms or conditions, the Escrow Agent will not be required to determine the controversy or to take any action regarding it. The Escrow Agent may hold all documents and Escrow Amounts and may wait for settlement of any such controversy by final appropriate legal proceedings or other means as, in the Escrow Agent's discretion, the Escrow Agent may require, notwithstanding what may be set forth elsewhere in this Agreement. In such event, the Escrow Agent will not be liable for damages. Furthermore, the Escrow Agent may at its option file an action of interpleader requiring the parties to this Agreement to answer and litigate any claims and rights among themselves. The Escrow Agent is authorized to deposit with the clerk of the court all documents, except all cost, expenses, charges and reasonable attorney fees incurred by the Escrow Agent due to the interpleader action and which the parties hereto severally agree to pay from the Escrow Account. Upon initiating such action, the Escrow Agent shall be fully released and discharged of and from all obligations and liability imposed by the terms of this Agreement.

(g) The parties hereto and their respective successors and assigns agree jointly to indemnify and hold Escrow Agent harmless against any and all losses, claims, damages, liabilities, and expenses, including reasonable costs of investigation, counsel fees, including allocated costs of in-house counsel and disbursements that may be imposed on Escrow Agent or incurred by Escrow Agent in connection with the performance of its duties under this Agreement, including but not limited to any litigation arising from this Agreement or involving its subject matter other than arising out of its negligence or willful misconduct.

(h) The Escrow Agent may resign at any time upon giving at least thirty (30) days written notice to Parent and the Company; provided, however, that no such resignation shall become effective until the appointment of the successor escrow agent, which shall be accomplished as follows: the parties shall use their best efforts to mutually agree on a successor escrow agent within thirty (30) days after receiving such notice. If the parties fail to agree upon a successor escrow agent within such time, the Escrow Agent shall have the right to appoint a successor escrow agent authorized to do business in the State of California. The successor escrow agent shall execute and deliver an instrument accepting such appointment and it shall, without further acts, be vested with all the estates, properties, rights, powers, and duties of the predecessor escrow agent as if originally named as Escrow Agent. Upon appointment of a successor escrow agent, the Escrow Agent shall be discharged from any further duties and liability under this Agreement.

(i) All fees of the Escrow Agent for performance of its duties hereunder shall be paid by Parent. Such fees and expenses shall be determined in accordance with the fee schedule attached hereto as Exhibit A. It is understood that the fees and usual charges agreed upon for services of the Escrow Agent shall be considered compensation for ordinary services as contemplated by this Agreement. In the event that the conditions of this Agreement are not promptly fulfilled, or if the Escrow Agent renders any service not provided for in this Agreement, or if the parties to this Agreement request a substantial modification of its terms, or if any controversy arises, or if the Escrow Agent is made a party to, or intervenes

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in, any litigation pertaining to the Escrow Account or its subject matter, the
Escrow Agent shall be reasonably compensated for such extraordinary services and reimbursed for all reasonable and documented costs, attorney's fees, including allocated costs of in-house counsel, and expenses occasioned by such default, delay, controversy or litigation. Parent promises to pay these sums upon demand within a reasonable time period following such demand.

8. Termination. This Agreement and the Escrow Account created hereby shall terminate following the Escrow Agent's delivery of all of the cash in the Escrow Account and the originally executed Note to either the Company or Parent pursuant to the terms hereof.

9. Notices. All notices and other communications hereunder shall be in writing and shall be deemed given if delivered personally or by nationally recognized commercial messenger or courier service or sent via facsimile (with acknowledgment of complete transmission) to the parties at the following addresses (or at such other address for a party as shall be specified by like notice) provided, however, that notices will not be deemed given until received:

          if to Parent, to:

          Cypress Semiconductor Corporation
          3901 North First Street
          San Jose, California 95134
          Attention: President
          Telephone No.: (408) 943-2611
          Facsimile No:     (408) 943-6822

          with a copy to:

          Wilson Sonsini Goodrich & Rosati
          Professional Corporation
          650 Page Mill Road
          Palo Alto, California 94304
          Attention: Barry E. Taylor, Esq.
                     Daniel R. Mitz, Esq.
          Telephone No.: (650) 493-9300
          Facsimile No.:    (650) 493-6811

          if to the Company, to:

          IC WORKS, Inc.
          3725 North First Street
          San Jose, California 95134
          Telephone No.: (408) 922-0202
          Facsimile No.:    (408) 922-0835
          Attention: President

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          with a copy to:

          Venture Law Group
          Professional Corporation
          2800 Sand Hill Road
          Menlo Park, CA 94025
          Telephone No.: (650)
          Facsimile No.:    (650)
          Attention: Tae Hea Nahm, Esq.

          if to the Escrow Agent, to:

          U.S. Bank Trust, N.A.
          1 California Street, 4th Floor
          San Francisco, CA 94111
          Telephone No.: (415) 273-4532
          Facsimile No.:    (415) 273-4593
          Attention: Ann Gadsby

10. Interpretation. The words "include," "includes" and "including" when used herein shall be deemed in each case to be followed by the words "without limitation." The table of contents and headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

11. Counterparts. This Agreement may be executed in counterparts, all of which shall be considered one and the same agreement and shall become effective when one or more counterparts have been signed by each of the parties and delivered to the other party, it being understood that all parties need not sign the same counterpart.

12. Entire Agreement; Assignment. This Agreement (together with the Reorganization Agreement) (a) constitutes the entire agreement among the parties hereto with respect to the subject matter hereof and supersedes all prior agreements and understandings both written and oral, among the parties hereto with respect to the subject matter hereof, (b) is not intended to confer upon any other person any rights or remedies hereunder; and (c) shall not be assigned by operation of law or otherwise, except that Parent may assign its respective rights and delegate its respective obligations hereunder.

13. Severability. In the event that any provision of this Agreement or the application thereof, becomes or is declared by a court of competent jurisdiction to be illegal, void or unenforceable, the remainder of this Agreement will continue in full force and effect and the application of such provision to other persons or circumstances will be interpreted so as reasonably to effect the intent of the parties hereto. The parties further agree to replace such void or unenforceable provision of this Agreement with a valid and enforceable provision that will achieve, to the extent possible, the economic, business and other purposes of such void or unenforceable provision.

14. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of California, regardless of the laws that might otherwise govern under applicable principles of conflicts of laws.

15. Rules of Construction. The parties hereto agree that they have been represented by counsel during the negotiation and execution of this Agreement and, therefor, waive the application of any law, regulation, holding or rule of construction providing that

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

ambiguities in an agreement or other document will be construed against the party drafting such agreement or document.

16. No Third Party Beneficiaries. This Agreement shall not confer any rights or remedies upon any person other than the parties hereto and their respective successors and permitted assigns.

17. Amendment. This Agreement may not be amended except by a writing executed by Parent, Company and the Escrow Agent.

IN WITNESS WHEREOF, the parties have duly executed this Agreement as of the day and year first above written.

                                          CYPRESS SEMICONDUCTOR CORPORATION

                                          By:
                                          --------------------------------------

                                          Its:
                                          --------------------------------------

                                          IC WORKS, INC.

                                          By:
                                          --------------------------------------

                                          Its:
                                          --------------------------------------

                                          U.S. BANK TRUST, N.A.

                                          By:
                                          --------------------------------------

                                          Its:
                                          --------------------------------------

                      [SIGNATURE PAGE TO ESCROW AGREEMENT]

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